BLACKROCK FUNDSSM
BlackRock Energy & Resources Portfolio
(the “Fund”)

Supplement dated March 31, 2016 to the Fund’s
Summary Prospectus dated January 28, 2016

Effective immediately, the following change is made to the Fund’s Summary Prospectus:

The section entitled “Portfolio Managers” is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
Poppy Allonby, CFA	2013	Managing Director of BlackRock, Inc.
Alastair Bishop	2016	Director of BlackRock, Inc.

Shareholders should retain this Supplement for future reference.